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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2002

ASGA, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-32611 (Commission File Number)	88-0451101 (I.R.S. Employer Identification Number)
660 South Hughes Blvd., Elizabeth City, NC (Address of Principal Executive Offices)	27909 (Zip Code)

Registrant's telephone number, including area code: (252) 331-1799

(Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        On November 12, 2002, pursuant to an Asset Purchase Agreement, we acquired assets valued at $423,599 from Portable Modular Hospitality, Inc., a Virginia corporation in exchange for 21,179,950 shares of our common stock. At closing, Portable Modular Hospitality, Inc. distributed all 21,179,950 shares of our common stock to its sole shareholder Lawrence A. Creeger. Immediately prior to the issuance of our common stock in the acquisition, a total of 24,319,528 shares of Common Stock were issued and outstanding. Mr. Creeger now controls approximately 46.5% of outstanding common stock. In conjunction with the acquisition, Mr. Creeger became a director and our chief executive officer.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On November 12, 2002, pursuant to an Asset Purchase Agreement, we acquired assets valued at $423,599 from Portable Modular Hospitality, Inc., a Virginia corporation in exchange for 21,179,950 shares of our common stock. A copy of the Asset Purchase Agreement is filed with this report as Exhibit 2.1 and the assets we acquired are described on Schedule A of the Asset Purchase Agreement. The assets will be used to expand our capacity to perform first class tournament services and to reduce our operating costs.

ITEM 5. OTHER EVENTS.

        1.    Mr. Tom Kidd resigned as the President and Chief Executive Officer of the Company and as the Chief Executive Officer of ASGA Tour, Inc., our wholly owned subsidiary effective November 12, 2002.

        2.    Lawrence A. Creeger was appointed as a director of the Company, and was appointed the President and Chief Executive Officer of the Company, effective November 13, 2002.

        3.    Mr. Kidd has entered into a consulting agreement with the Company and has entered into a agreement to serve as the Commissioner of ASGA Tour, Inc.

        4.    Our board of directors has approved a 50 for 1 reverse stock split which will be effected by filing a Certificate of Change in Number of Authorized Shares with the Nevada Secretary of State.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        Mr. Tom Kidd resigned as a Director of the Company on November 25, 2002. Mr. Kidd's resignation letter is filed with this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits: Exhibits required by Item 601 of Regulation S-B are incorporated by reference and are listed on the attached Exhibit Index which begins on page X-1 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGA, Inc.
Dated: November 26, 2002	By:
/s/ LAWRENCE A. CREEGER Lawrence A. Creeger President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated November 12, 2002, by and between Portable Modular Hospitality, Inc., a Virginia corporation and ASGA Tour, Inc.
99.1	Letter of Resignation dated November 25, 2002 from Tom Kidd to the Company.

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  ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 5. OTHER EVENTS.
  ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX